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EXHIBIT 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") is made effective as of the 15th day of August, 2002, between MOVIE GALLERY, INC., a Delaware corporation (the "Borrower"), and SOUTHTRUST BANK, an Alabama banking corporation, as Agent (the "Agent"). Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

        WHEREAS, pursuant to that certain Credit Agreement dated as of June 27, 2001, among Borrower, Agent, and the other Lender Parties a party thereto (the "Credit Agreement"), Lenders made available to Borrower, subject to the terms and conditions thereof, (i) the Revolving Loan in the initial principal amount of up to Sixty-Five Million and 00/100 Dollars ($65,000,000.00), and (ii) the Swing Line Loan of up to Five Million and 00/100 Dollars ($5,000,000.00); and

        WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of September 25, 2001 (the "First Amendment"), the Credit Agreement was amended in order to amend Section 8.8 of the Credit Agreement, pertaining to Hedge Agreements; and

        WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of January 14, 2002 (the "Second Amendment"), the Credit Agreement was amended in order to amend the definition of "Permitted Acquisition" (the Credit Agreement, as amended by the First Amendment and the Second Amendment, hereinafter referred to as the "Credit Agreement, as amended"); and

        WHEREAS, Agent and Borrower have agreed to amend the Credit Agreement, as amended, in order to, among other things, (i) allow for certain additional Permitted Acquisitions, (ii) amend the definition of "Equity Issuance" to not require a mandatory prepayment in connection with the issuance of 3,900,000 shares of common stock on May 17, 2002, for public offering at a price of $18.25 per share, and (iii) remove the step-down provision from the definition of "Revolving Loan Amount" all as hereinafter provided.

        NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended as follows:

          1.    The Credit Agreement, as amended, is hereby amended by adding the following capitalized terms as a defined terms in Article I:

            "M.G. Midwest" means M.G. Midwest, Inc., a Delaware corporation (formerly known as Video Update, Inc.) and a Wholly Owned Subsidiary of Borrower.

            "Movie Gallery Canada" means Movie Gallery Canada, Inc., a New Brunswick (Canada) corporation (formerly known as Video Update Canada Inc.) and a Wholly Owned Subsidiary of M.G. Midwest.

            "Tangible Net Worth" means Net Worth, reduced by goodwill and other assets which should be classified as intangible assets in accordance with Generally Accepted Accounting Principles.

          2.    The Credit Agreement, as amended, is hereby amended by deleting the definitions of "Equity Issuance", "Permitted Acquisition", and "Revolving Loan Amount" in their entirety, and by substituting the following new definitions, respectively, in lieu thereof:

            "Equity Issuance" means (i) the issuance, sale or other disposition by Borrower or any of its Subsidiaries of its Equity Interests, any rights, warrants or options to purchase or acquire any Equity Interests, or any other security or instrument representing, convertible into or exchangeable for any Equity Interest in Borrower or any of its Subsidiaries, and (ii) the receipt by Borrower or any of its Subsidiaries of any capital contribution (whether or not evidenced by any security or instrument); provided, however, that the term "Equity Issuance"

    shall not include (w) that certain issuance of 3,900,000 shares of common stock on May 17, 2002, for public offering at a price of $18.25 per share, (x) any rights, warrants or options issued to directors, officers or employees of Borrower or any of its Subsidiaries pursuant to bona fide employee benefit plans established in the Ordinary Course of Business and any capital stock issued upon the exercise thereof, (y) any capital contribution to any Subsidiary, to the extent made directly or indirectly by Borrower, or (z) any Equity Interest issued or sold in connection with any Permitted Acquisition and constituting all or a portion of the applicable purchase price.

            "Permitted Acquisition" means any Acquisition if (i) the business acquired is a Permitted Line of Business; (ii) any securities given as consideration therewith are securities of Borrower; (iii) immediately after the Acquisition, the business so acquired (and the assets constituting such business) shall be owned and operated by Borrower or a wholly-owned Subsidiary of Borrower; (iv) no Default shall have occurred and be continuing at the time of the consummation of such Acquisition or would exist immediately after such Acquisition; and (v) after the consummation of such Acquisition, the Leverage Ratio shall be less than 1.0 to 1.0 and the ratio of Funded Debt to Tangible Net Worth must be less than 1.0 to 1.0 (the compliance with such ratios to be evidenced by the certificate to be delivered under Section 8.9(D)).

            "Revolving Loan Amount" means Sixty-Five Million and No/100 Dollars ($65,000,000.00); provided, however, that upon five (5) Business Days' prior written notice to Agent, Borrower may reduce the amount of the Revolving Loan Amount at any time in an aggregate amount of not less than $5,000,000 (or if greater in integral multiples of $1,000,000 in excess thereof) and the Revolving Loan Amount shall be automatically and permanently reduced by prepayments required under Sections 5.3(B), (C) and (D).

          3.    The Credit Agreement, as amended, is hereby amended by deleting Exhibit "B" to the Credit Agreement, as amended, in its entirety, and by substituting in lieu thereof the Exhibit "B" attached to this Third Amendment.

          4.    As a condition to the effectiveness of this Third Amendment (a) Borrower shall have executed and delivered to Agent, or caused to be executed and delivered to Agent, a First Amendment to Pledge Agreement and a Joinder Agreement (Guaranty), together with all stock certificates and other items required by Agent in connection therewith (notwithstanding any provision to the contrary in the Credit Agreement, as amended, it is hereby acknowledged and agreed by the parties that M.G. Midwest is not required to execute and deliver a Pledge Agreement, or pledge the stock of Movie Gallery Canada as collateral security for payment of the Obligations); (b) Borrower shall reimburse the Lender Parties for all of the Lender Parties' fees and expenses, including, but not limited to, any and all filing fees, recording fees, and reasonable expenses and fees of the Lender Parties' legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Third Amendment, the Credit Agreement, as amended, and any and all documents executed and delivered in connection herewith or therewith; (c) Borrower shall execute and deliver to Agent all further documents and perform all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (d) Borrower shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Third Amendment, and all other documents and instruments executed by Borrower in connection with this Third Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower.

          5.    Borrower represents and warrants to Agent that all representations and warranties given by Borrower in Article VII of the Credit Agreement, as amended, are true and correct as of the date hereof, except to the extent affected by this Third Amendment. Borrower represents and warrants to Agent that Borrower is in full compliance with all of the covenants of Borrower contained in Articles VIII, IX and X of the Credit Agreement, as amended, except to the extent affected by this Third Amendment.

          6.    Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Third Amendment (in which case the terms and conditions of this Third Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

          7.    The undersigned Guarantors execute this Third Amendment to expressly evidence their assent to all the terms of the Credit Agreement, as amended, and this Third Amendment, and to further acknowledge and agree that the Guaranty remains in full force and effect and that the "Guaranteed Obligations" under the Guaranty shall include, without limitation, all obligations of Borrower under the Credit Agreement, as amended, and as amended by this Third Amendment.

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        IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the day and year first above written.

BORROWER:
MOVIE GALLERY, INC.

By:	/s/ S. PAGE TODD
Its:	Sr. Vice President

GUARANTORS:
M.G.A., INC.

By:	/s/ S. PAGE TODD
Its:	Sr. Vice President

MOVIEGALLERY.COM, INC.

By:	/s/ S. PAGE TODD
Its:	Sr. Vice President

MOVIE GALLERY FINANCE, INC.

By:	/s/ S. PAGE TODD
Its:	Sr. Vice President

M.G. MIDWEST, INC.

By:	/s/ S. PAGE TODD
Its:	Sr. Vice President

MOVIE GALLERY CANADA, INC.

By:	/s/ S. PAGE TODD
Its:	Sr. Vice President

AGENT:
SOUTHTRUST BANK, as Agent

By:	CHRIS S. ABELE
Its:	Commercial Loan Officer

STATE OF ALABAMA
COUNTY OF HOUSTON

        I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Sr. Vice President of Movie Gallery, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

        Given under my hand and official seal, this the 15th day of August, 2002.

/s/ MARTHA F. COMPTON Notary Public My Commission Expires: July 30, 2005	(SEAL)

STATE OF ALABAMA
COUNTY OF HOUSTON

        I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Sr. Vice President of M.G.A., Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

        Given under my hand and official seal, this the 15th day of August, 2002.

/s/ MARTHA F. COMPTON Notary Public My Commission Expires: July 30, 2005	(SEAL)

STATE OF ALABAMA
COUNTY OF HOUSTON

        I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Sr. Vice President of Moviegallery.com, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

        Given under my hand and official seal, this the 15th day of August, 2002.

/s/ MARTHA F. COMPTON Notary Public My Commission Expires: July 30, 2005	(SEAL)

STATE OF ALABAMA
COUNTY OF HOUSTON

        I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Sr. Vice President of Movie Gallery Finance, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

        Given under my hand and official seal, this the 15th day of August, 2002.

/s/ MARTHA F. COMPTON Notary Public My Commission Expires: July 30, 2005	(SEAL)

STATE OF ALABAMA
COUNTY OF HOUSTON

        I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Sr. Vice President of M.G. Midwest, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

        Given under my hand and official seal, this the 15th day of August, 2002.

/s/ MARTHA F. COMPTON Notary Public My Commission Expires: July 30, 2005	(SEAL)

STATE OF ALABAMA
COUNTY OF HOUSTON

        I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Sr. Vice President of Movie Gallery Canada, Inc., a New Brunswick (Canada) corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

        Given under my hand and official seal, this the 15th day of August, 2002.

/s/ MARTHA F. COMPTON Notary Public My Commission Expires: July 30, 2005	(SEAL)

STATE OF ALABAMA
COUNTY OF JEFFERSON

        I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Chris S. Abele, whose name as Commercial Loan Officer of SouthTrust Bank, an Alabama banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said banking corporation.

        Given under my hand and official seal, this the 15th day of August, 2002.

/s/ RAY D. GIBBONS Notary Public My Commission Expires: May 3, 2004	(SEAL)

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  EXHIBIT 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT